0 Acquisition of RockPile Energy May 18, 2017

1 Forward Looking Statements Cautionary Statement Regarding Forward-Looking Statements This presentation contains forward-looking statements which are protected as forward-looking statements under the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect Keane Group, Inc.’s (“Keane” or the "Company") current beliefs, expectations or intentions regarding future events, including statements about the proposed acquisition by Keane of RockPile Energy Services, LLC (“RockPile”) (the “proposed transaction”). Words such as "may," "will," "could," "should," "expect," "plan," "project," "intend," "anticipate," "believe," "estimate," "predict," "potential," "pursuant," "target," "continue," and similar expressions are intended to identify such forward-looking statements. The statements in this presentation that are not historical statements, including statements regarding the expected timetable for completing the proposed transaction, benefits and synergies of the proposed transaction, costs and other anticipated financial impacts of the proposed transaction; capitalization and debt of Keane in connection with the proposed transaction, the combined company's plans, objectives, future opportunities for the combined company and services, future financial performance and operating results and any other statements regarding Keane’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond Keane’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: the timing to consummate the proposed transaction; satisfaction of the conditions to closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction otherwise does not occur; the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Keane and RockPile; the effects of the business combination of Keane and RockPile, including the combined company's future financial condition, results of operations, strategy and plans; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; expected synergies and other benefits from the proposed transaction and the ability of Keane to realize such synergies and other benefits; expectations regarding regulatory approval of the transaction; results of litigation, settlements and investigations; actions by third parties, including governmental agencies; volatility in customer spending and in oil and natural gas prices, which could adversely affect demand for Keane’s and RockPile’s services and their associated effect on rates, utilization, margins and planned capital expenditures; global economic conditions; excess availability of pressure pumping equipment, including as a result of low commodity prices, reactivation or construction; liabilities from operations; decline in, and ability to realize, backlog; equipment specialization and new technologies; adverse industry conditions; adverse credit and equity market conditions; difficulty in building and deploying new equipment; difficulty in integrating acquisitions; shortages, delays in delivery and interruptions of supply of equipment, supplies and materials; weather; loss of, or reduction in business with, key customers; legal proceedings; ability to effectively identify and enter new markets; governmental regulation; and ability to retain management and field personnel. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in Keane’s Securities and Exchange (“SEC”) filings, including the most recently filed Forms 10-Q and 10-K. Keane’s filings may be obtained by contacting Keane or the SEC or through Keane’s web site at http://www.keanegrp.com or through the SEC's Electronic Data Gathering and Analysis Retrieval System (EDGAR) at http://www.sec.gov. Keane undertakes no obligation to publicly update or revise any forward-looking statement. Nothing in this presentation shall constitute a solicitation to buy or an offer to sell shares of Keane's common stock. In addition, certain information with respect to RockPile has been included in this presentation for illustrative purposes only.

2 Acquisition Summary Overview Keane to acquire all shares of RockPile in a cash and stock transaction Consideration  Fixed consideration of $284.5mm comprised of: – $135mm cash (additional term loan and cash on balance sheet)1 – $123mm stock (fixed amount of 8,684,210 common shares issued to seller)2 – $26.5mm CAPEX for 30,000 new HHP (~$880 per HHP) – $9mm in deposits previously paid by seller to be reimbursed by Keane at closing3  Contingent consideration of up to $20mm via Contingent Value Right (“CVR”)4 Valuation  Approximately $1,000 per HHP for 245,000 HHP and bundled wireline units5 Combined Ownership  Sponsor and Management 64.7%, Public 27.5%, RockPile 7.8% Governance  White Deer, existing RockPile majority owner, will receive one board observer right Approvals  Standard regulatory approvals and other closing conditions Timing  Expected to close by July 31, 2017 1 Excludes transaction fees and deposit on new frac fleet on order. 2 Based on Keane stock price as of market close 5/17/2017. Actual value amount of stock consideration to be determined upon transaction closing. Newly issued shares subject to a 6-month lockup. 3 Remaining $17.5mm to be paid over the build cycle. 4 CVR shall mature on nine month anniversary of closing date. Subject to certain conditions, payment amount will be equal to the difference between (i) $19.00 and (ii) the trading price of Keane's common stock during a trading period ending on the nine-month maturity date of the right. 5 Valuation based on total fixed consideration of $284.5mm, less value attributable to ancillary assets (cementing and workover) and estimated acquired working capital. Total purchased horsepower of 245,000 HHP includes 30,000 HHP on order by RockPile with dedicated customer commencing in Q4 2017.

Acquisition Delivers Value & Growth

KEANE RockPile ENERGY SERVICES

- ✓ Acquiring 245,000 HHP for ~$1,000 per HHP[1,2]
- ✓ Fully utilized completion platform with equipment, talent, customers, facilities & positive EBITDA
- ✓ Increases scale with a high-quality combined fleet of ~1.2 million HHP[2] distributed across key basins; enhances depth in Permian and Bakken
- ✓ Established, high quality customer base with no overlap
- ✓ Provides growth via adjacent services with cementing and workover product lines
- ✓ Similar cultures, values and vision with best-in-class management team
- ✓ Strong balance sheet and liquidity positioning Keane for further growth


KEANE




[1] Valuation based on total fixed consideration of $284.5mm, less value attributable to ancillary assets (cementing and workover) and estimated acquired working capital. [2] Includes 30,000 HHP on order by RockPile with dedicated customer commencing in Q4 2017.

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Prudent Investment in Current Market

KEANE RockPile ENERGY SERVICES

Investing in a proven platform at newbuild economics


RockPile
~$1,000 / HHP1
✓ Equipment
✓ Talent
✓ Customers
✓ Technology
✓ + EBITDA
✓ Facilities
RockPile Acquisition
~$1,000 / HHP
✓ Equipment
Tier 4 Newbuild
KEANE
~$1,600 / HHP
Keane Valuation 2
~$1,800 / HHP
Peer Valuation 3

[1] Valuation based on total fixed consideration of $284.5mm, less value attributable to ancillary assets (cementing and workover) and estimated acquired working capital. 2 Keane valuation based on market value as of 5/17/2017. 3 Peer valuation based on market value as of 5/17/2017 and includes RPC, PTEN and PUMP.

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5 Keane Company Overview 944,000 Hydraulic Horsepower 23 Wireline Trucks 78% Utilized 58% Bundled About Keane Group  High quality fleet of modern completions equipment  Blue-chip customer relationships  Focus on high-efficiency completions  Reputation for best-in-class service quality and industry-leading safety  Diversified footprint with exposure across key basins  Best-in-class management team with extensive industry experience  Engineered solutions expand value proposition and differentiate offering Note: Asset statistics as of quarter ended March 31, 2017. 7 Coiled Tubing Units Maintaining optionality 14 Cementing Units Maintaining Optionality

RockPile Company Overview

About RockPile Energy Services

- Growing and integrated provider of completion services with focus on pressure pumping and wireline
- Fully utilized completion services fleet; track-record of customer and geographic expansion
- Seasoned management team
- Deeply rooted in the Bakken complimented by recent successful expansion to the Permian
- 30,000 HHP on order scheduled for Q4 2017 delivery; to be deployed under dedicated agreement with existing customer


245,000
Hydraulic Horsepower[1]

100% *Utilized*


8
Wireline Trucks

100% *Utilized*


12
Workover Rigs

100% *Utilized*


10
Cementing Units

40% *Utilized*

[1] Includes 30,000 HHP on order by RockPile with dedicated customer commencing in Q4 2017.

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7 The New Keane: Assets & Capital ~1,200,000 Hydraulic Horsepower 31 Wireline Trucks 7 Coiled Tubing Units 12 Workover Rigs 24 Cementing Units Pro-forma Discussion  Cash balance for quarter ended March 31, 2017 reduced by $21.6mm1 of cash funding from Keane balance sheet with remaining portion from expansion of term loan facility  Additional $135mm in term loans with existing lender  Net debt of $228mm; maintains low leverage profile given EBITDA generation of combined business  Liquidity in excess of $210mm  Potential to further expand revolver commitment post- closing, further increasing liquidity position Pro-forma capitalization position 1 $21.6mm use of cash includes $9mm for new fleet CAPEX, $12.6mm of estimated transaction fees and expenses. In $ millions Pro-forma 3/31/17 Cash 64.2$ Senior Secured Term Loan 150.0$ Additional Term Loan 135.0 Total Term Debt 285.0 Capital Leases 7.4 T tal Debt 292.4$ Net Debt 228.2$ Liquidity Cash 64.2$ Revolver Borrowing Base 147.2 Total Liquidity 211.4$

Enhanced Profile through Combination

KEANE

RockPile ENERGY SERVICES

Acquisition deepens asset position in the prolific Permian and Bakken basins



Bakken:
Keane: ~170,000 HHP
RockPile: ~145,000 HHP
Combined: ~315,000 HHP
Marcellus / Utica
Keane: ~270,000 HHP
SCOOP / STACK
Keane: ~90,000 HHP
Permian:
Keane: ~315,000 HHP
RockPile: ~100,000 HHP
Combined: ~415,000 HHP
Springtown²
Keane: ~100,000 HHP

~1,200,000 HHP[1]

Pro-forma



23%
35%
8%
26%
8%
Permian
Marcellus / Utica
Springtown²
SCOOP / STACK
Bakken

[1] Includes 30,000 HHP on order by RockPile with dedicated customer commencing in Q4 2017. [2] Springtown Equipment Center.

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